                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               MOSHER, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                  MOSHER, INC.
                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 2, 1995

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Mosher, Inc. (the "Company") will be held in the 47th Floor Training Room at Transco Tower, 2800 Post Oak Blvd., Houston, Texas, on Friday, June 2, 1995, at 10:30 a.m. for the following purposes:

       I. To elect eight Directors each to serve until the next annual meeting of shareholders and until his successor is duly elected and shall qualify;

      II. To ratify or reject the selection of KPMG Peat Marwick as independent auditors for the Company for the fiscal year ending December 31, 1995; and

     III. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on April 12, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                     By Order of the Board of Directors,

                                     Arthur H. Rogers,
                                     Secretary

Mailing Date: May 4, 1995
- --------------------------------------------------------------------------------

                                   IMPORTANT

If you do not expect to attend the meeting, please promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling your company to avoid unnecessary expense and delay. No postage is required if mailed in the United States.

                                  MOSHER, INC.
                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 2, 1995

                             ---------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies for use at the annual meeting of shareholders and at any adjournment thereof. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Company an instrument revoking the earlier proxy or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The cost to prepare the proxy solicitation material will be borne by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the Company's investment adviser, 2800 Post Oak Blvd., Houston, Texas 77056. Other costs of the solicitation, including the printing and mailing of the proxy materials, will be borne by the Company. In addition to solicitations through the mails, proxies may be solicited by officers and employees of the Company and the Adviser, without additional compensation. Such solicitations may be by telephone, telegram or otherwise. The Company will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons. This proxy statement was first mailed to shareholders on or about May 4, 1995.

     The Company distributed its annual report for the year ended December 31, 1994 to all shareholders on or about March 22, 1995. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST ADDRESSED TO: Van Kampen American Capital, P.O. Box 1411, Houston, TX 77251-1411. A copy of the annual report may also be obtained by calling Van Kampen American Capital's Customer Service line at 1-800-421-5666.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Directors has fixed the close of business on April 12, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting of shareholders or any adjournment thereof. As of such date there were outstanding 1,905,282 shares of capital stock of the Company, each share being entitled to one vote. The vote of a majority of the shares represented at the meeting is required for the election of directors (Item I below) and for the ratification of the selection of KPMG Peat Marwick as independent auditors (Item II below). Abstentions from the proposals to elect directors and to ratify the selection of auditors are treated as votes against such proposals.

     The Company understands that some of its shares are held in street name by banks, brokers or nominees. The Company believes that all of the matters covered by this proxy statement are routine matters as to which such banks, brokers or nominees may exercise their discretion in the event they receive no voting instructions from their beneficial owners.

     The following table identifies persons known to the Company to beneficially own five percent or more of the outstanding capital stock of the Company.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             (AS OF APRIL 12, 1995)

                                                           AMOUNT AND NATURE
                            NAME AND ADDRESS                 OF BENEFICIAL       PERCENT OF
 TITLE OF CLASS            OF BENEFICIAL OWNER                OWNERSHIP*           CLASS
- ----------------  -------------------------------------    -----------------     ----------
Common Stock....  Christopher T. Jones                           132,860**           6.97
                  6115 Berkshire Lane
                  Dallas, Texas 75225

                  Anne M. Vanberg                                154,280             8.10
                  7425 Axminster Ct.
                  Dallas, Texas 75214

                  American General Life & Accident               381,057            20.00
                  Insurance Company
                  c/o State Street Bank & Trust
                  P.O. Box 5756
                  Boston, MA 02206-0001

- ---------------
 * Unless otherwise indicated, there is sole voting and investment power.

** Includes shares owned in the capacity of trustee under a testamentary trust.

I.  ELECTION OF DIRECTORS

     Eight Directors are to be elected, each to serve until the next meeting of shareholders and until his successor is elected and shall qualify. It is the intention of the persons named in the enclosed form of proxy, unless otherwise directed by shareholders executing proxies, to vote all proxies for the election of the persons named below:

                                                                 SHARES
                                                              BENEFICIALLY
                                                                 OWNED
                                              A DIRECTOR      DIRECTLY OR
             NAME AND PRINCIPAL                 AND/OR         INDIRECTLY       PERCENT OF
             OCCUPATION DURING                 OFFICER             AT           OUTSTANDING
            THE PAST FIVE YEARS                 SINCE        MARCH 31, 1995       SHARES        AGE
- --------------------------------------------  ----------     --------------     -----------     ---
*MILTON E. ELIOT............................     1964             47,487            2.49        80
  Chairman of the Board; formerly
  President of Mosher, Inc.

                                                                 SHARES
                                                              BENEFICIALLY
                                              A DIRECTOR         OWNED
             NAME AND PRINCIPAL                 AND/OR        DIRECTLY OR       PERCENT OF
             OCCUPATION DURING                 OFFICER       INDIRECTLY AT      OUTSTANDING
            THE PAST FIVE YEARS                 SINCE        MARCH 31, 1995       SHARES        AGE
- --------------------------------------------  ----------     --------------     -----------     ---
*CHARLES C. RYRIE...........................   1961                40,225            2.11       70
  Vice President and Treasurer of Mosher,
  Inc.;
  Author and Lecturer

*CHRISTOPHER T. JONES(1)....................   1984               132,860            6.97       44
  President of Mosher, Inc.;
  President, CTJ Investments, Inc.

DOUGAL A. CAMERON, IV.......................   1993                    --              --       37
  Owner, Cameron Interests (investments and
  investment management) since 1995;
  formerly, Principal of VMSM (investment
  counseling)
  (1991-1994); formerly Project Manager,
  Gerald D. Hines (real estate development)

RICHARD L. KENDALL(2).......................   1991                17,490            0.92       59
  Business consultant

JOHN H. LINDSEY.............................   1991                    --              --       72
  Owner, Lindsey Insurance Agency

ROBERT C. MCNAIR............................   1988                    --              --       58
  President, Cogen Technologies, Inc.
  (cogeneration); Director, Houston Branch
  of Federal Reserves, Bank of Dallas

ROBERT STEWART, JR..........................   1974                    --              --       75
  Trustee, Clayton Foundation for Research;
  Trustee, Foundation for Research; Trustee,
  Foundation for Medical Research, Inc.;
  Trustee, Research Development Foundation;
  Director, RDF Biotechnologies, Inc.
  (research consulting)

- ---------------
  * Interested person of the Company by reason of being an officer of the Company, beneficially owning more than 5% of the Company's outstanding shares, or being a member of the immediate family of such an officer or beneficial owner.

(1) Shares beneficially owned by Mr. Jones include shares owned in the capacity of trustee under a testamentary trust.

(2) Of the shares owned by Mr. Kendall, 16,365 are held in a trust in which Mr. Kendall disclaims beneficial ownership.

    All directors and executive officers as a group owned in the aggregate 238,062 shares.

     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Each of the other Directors is currently compensated by the Company at an annual rate of

$3,000 plus $750 per meeting for each Board meeting attended and $200 for each Committee meeting attended. During the last fiscal year, the Company paid total fees and expenses of $46,550 to all Directors as a group.

     The Company has an audit committee which makes recommendations to the Board of Directors concerning the selection of the Company's independent accountants, reviews with such accountants any comments or findings that such accountants may have regarding the Company's financial statements or books of account. During 1994, the committee consisted of Messrs. Robert Stewart, Jr., Robert C. McNair, and John A. Lindsey, none of whom was an "interested person" of the Company or the Adviser. The committee held two meetings during the last fiscal year. The Company does not have an established nominating or compensation committee.

     The Board of Directors met four times during the last fiscal year. During such fiscal year, each Director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors, and (2) the total number of meetings held by all committees of the Board on which he served, except Messrs. Kendall (60%) and McNair (72%).

     Mr. Arthur H. Rogers III, 50, is the Secretary of Mosher, Inc. He has served in this position since 1984 and is a partner in the law firm of Fulbright & Jaworski L.L.P.

                               COMPENSATION TABLE

     The following table shows compensation paid during 1994 to all directors. No executive officer had aggregate compensation from the Company for the most recently completed fiscal year in excess of $60,000. The Company does not have a pension, retirement or deferred compensation plan.

                                                                  AGGREGATE COMPENSATION
                      NAME OF PERSON, POSITION                          FROM FUND
    ------------------------------------------------------------  ----------------------
    Milton E. Eliot, Chairman of the Board and Director.........          $6,000
    Charles C. Ryrie, Director, Vice President and Treasurer....           6,000
    Christopher T. Jones, President and Director................           6,000
    Dougal A. Cameron IV, Director..............................           6,000
    Richard L. Kendall, Director................................           5,250
    John H. Lindsey, Director...................................           5,450
    Robert C. McNair, Director..................................           5,450
    Robert Stewart, Jr., Director...............................           6,400

                       REPORTS REQUIRED BY SECTION 16(A)

     Based solely upon a review of Forms 3, 4 and 5 furnished to the Company during or with respect to its most recent fiscal year, the Company has determined that all directors, officers and beneficial owners of ten percent of any class of equity securities of the Company filed, on a timely basis, those reports required by Section 16(a) of the Securities Exchange Act of 1934.

II.  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS

     KMPG Peat Marwick has been selected by the Board of Directors as independent auditors for the current fiscal year by vote of a majority of the Company's directors who are not interested persons of the Company as defined in the Investment Company Act of 1940. Such selection was recommended by the Audit Committee of the Board of Directors. The employment is conditioned on the right of the Company to terminate the employment without penalty by a vote of a majority of the outstanding voting shares. Such selection by the Board of Directors is submitted to the shareholders for their ratification or rejection.

     Representatives of KPMG Peat Marwick are expected to be present at the meeting with the opportunity to make a statement if they so desire and such representatives are expected to be available to respond to appropriate questions from shareholders.

     THE DIRECTORS RECOMMEND THAT THE SELECTION OF KPMG PEAT MARWICK BE
RATIFIED.

III.  OTHER BUSINESS

     At the date of this statement, management knows of no other business to be presented for consideration at the Meeting other than that described above. If any other business should properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the persons acting under the proxies.

                             SHAREHOLDER PROPOSALS

     The date by which any shareholder proposal intended to be presented at the next annual meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting is January 4, 1996.

                                     By Order of the Board of Directors,

                                     Arthur H. Rogers,
                                     Secretary

May 4, 1995
- --------------------------------------------------------------------------------

We hope you will attend the meeting, but if not, please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope.

                                 MOSHER, INC.

By signing this Proxy Card, I hereby appoint Christopher T. Jones, Milton E. Eliot, and Charles C. Ryrie, or either of them, Proxies to vote at Mosher, Inc.'s Annual Meeting of Shareholders on June 2, 1995 and any adjournment or postponements thereof on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of Meeting and the Proxy Statement, receipt of which is acknowledged. This Proxy is solicited on behalf of the Board of Directors.

The Proxies will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxies will vote your shares FOR all proposals.


                  -----------------------------------------
                  PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE
                  AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
                  -----------------------------------------

Please sign this proxy card exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?
____________________________________

____________________________________

____________________________________


DO YOU HAVE ANY COMMENTS?
____________________________________

____________________________________

____________________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                   With-  For All
                                             For   hold   Except

1.)  Election of Directors.                 / /    / /     / /

     DOUGAL A. CAMERON; MILTON E. ELIOT; CHRISTOPHER T. JONES;
      RICHARD L. KENDALL; JOHN H. LINDSEY; ROBERT C. MCNAIR;
            CHARLES C. RYRIE; AND ROBERT STEWART, JR.

     If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                             For   Against  Abstain

2.)  Ratification of appointment of KPMG     / /     / /     / /
     Peat Marwick as independent auditors.








                                                 ------------------
    Please be sure to sign and date this Proxy.   Date
- -------------------------------------------------------------------


- ----Shareholder sign here-------------------Co-owner sign here-----


    Mark box at right if comments or address change have  /   /
    been noted on the reverse side of this card.

                       RECORD DATE SHARES: